Supplementary Information on Oil and Gas Exploration And Production Activities (Unaudited)	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Supplementary Information on Oil and Gas Exploration And Production Activities (Unaudited)
NOTE 31.	SUPPLEMENTARY INFORMATION ON OIL AND GAS EXPLORATION AND PRODUCTION ACTIVITIES (UNAUDITED)
Under the Mexican Constitution, all crude oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. In August 2014, through the Round Zero process, the Mexican Government granted PEMEX the right to extract, but not own, certain petroleum and other hydrocarbon reserves in Mexico through assignment deeds.
This note provides supplementary information on the oil and gas exploration, development and production activities of Pemex Exploration and Production in compliance with the U.S. Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 932 10-5 “Extractive Activities—Oil and Gas” (“ASC Topic 932”) and Accounting Standards Update 2010-03 (see Note 3-G).
As of the date of these consolidated financial statements, all exploration and production activities of Pemex Exploration and Production are conducted in Mexico. The supplemental data presented herein reflect information for all of Pemex Exploration and Production’s oil and gas producing activities.

A.	Capitalized costs for oil and gas producing activities (unaudited):

	2021		2020	2019
Proved Properties	Ps.	2,755,452,487	2,483,134,177	2,306,255,209
Construction in progress		65,874,785	64,911,619	50,951,279
Accumulated depreciation and amortization		(1,970,206,627)	(1,775,163,736)	(1,675,843,298)

Net capitalized costs	Ps.	851,120,645	772,882,060	681,363,190

B.	Costs incurred for oil and gas property exploration and development activities (unaudited):

	2021		2020
Exploration	Ps.	40,812,385	33,986,110
Development		96,188,784	97,041,516

Total costs incurred	Ps.	137,001,169	131,027,626

PEMEX does not have property acquisition costs because the oil reserves it exploits are owned by the Mexican nation.
Exploration costs include costs of geological and geophysical studies of fields in the amount of Ps. 10,054,253 and Ps. 9,599,274, for 2021 and 2020, respectively. These costs are accounted for as geological and geophysical exploration expenses, in accordance with the successful efforts method of accounting.
Development costs include those costs incurred in obtaining access to proved reserves and providing facilities for extracting, treating, gathering and storing oil and gas.
C.	Results of operations for oil and gas producing activities (unaudited):

	2021		2020	2019
Revenues from sale of oil and gas	Ps.	944,008,383	558,051,547	762,102,939

Hydrocarbon duties		306,827,282	154,609,136	343,242,436
Production costs (excluding taxes)		310,389,017	257,571,641	275,090,795
Other costs and expenses		35,671,317	(7,024,695)	(6,910,321)
Exploration expenses		37,006,392	31,868,857	90,258,519
Depreciation, depletion, amortization and accretion		62,569,917	845,380	222,651,461

		752,463,925	437,870,319	924,332,890

Results of operations for oil and gas producing activities	Ps.	191,544,458	120,181,228	(162,229,951)

D.	Sales prices (unaudited)
The following table summarizes average sales prices in U.S. dollars for each of the years ended December 31 (excluding production taxes):

Description	2021	2020	2019
	US$	US$	US$
Weighted average sales price per barrel of oil equivalent (boe) (1)	52.22	27.86	43.52
Crude oil, per barrel	66.06	35.47	57.13
Natural gas, per thousand cubic feet	5.16	2.54	3.55

(1)	To convert dry gas to barrels of oil equivalent, a factor of 5.201 thousand cubic feet of dry gas per barrel of oil equivalent is used.

E.	Crude oil and natural gas reserves (unaudited)
Under the Mexican Constitution, all oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. Under the Petróleos Mexicanos Law, Pemex Exploration and Production has the right to extract, but not own, these reserves, and to sell the resulting production. The exploration and development activities of Petróleos Mexicanos and the Subsidiary Entities are limited to reserves located in Mexico.
Proved oil and natural gas reserves are those estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be economically producible from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations.
Proved reserves estimates as of December 31, 2021 were prepared by the Exploration and Production segment and were reviewed by the Independent Engineering Firms (as defined below), which audit its estimates of hydrocarbon reserves. According to the
Lineamientos que Regulan los Procedimientos de Cuantificación y Certificación de Reservas de la Nación
(Guidelines for Regulating the Nation’s Reserves Quantification and Certification Procedures), CNH should review and approve of Hydrocarbons Reserves reports of Mexico’s operators in the month of April. As of the date of these consolidated financial statements, the proved reserves estimates as of December 31, 2021 have not been approved by the CNH.
Pemex Exploration and Production estimates proved reserves based on generally accepted petroleum engineering and evaluation methods and procedures, which are based primarily on applicable SEC regulations and, as necessary, the SPE’s publication entitled Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information, dated June 25, 2019 and other SPE publications, including the SPE’s publication entitled Petroleum Resources Management System, as well as other technical sources, including Estimation and Classification of Reserves of Crude Oil, Natural Gas, and Condensate, by Chapman Cronquist, and Determination of Oil and Gas Reserves, Petroleum Society Monograph Number 1, published by the Canadian Institute of Mining and Metallurgy & Petroleum. The choice of method or combination of methods employed in the analysis of each reservoir is determined by:

•	Experience in the area

•	Stage of development

•	Quality and completeness of basic data

•	Production and pressure histories
Reserves data set forth herein represents only estimates. Reserves valuation is a subjective process of estimating underground accumulations of crude oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserves estimate depends on the quality of available data, engineering and geological interpretation and professional judgment. As a result, estimates of different engineers may vary. In addition, the results of drilling, testing and producing subsequent to the date of an estimate may lead to the revision of an estimate.
During 2021, PEMEX did not record any material increase in PEMEX’s hydrocarbons reserves as a result of the use of new technologies.
In order to ensure the reliability of PEMEX’s reserves estimation efforts, it has undertaken the internal certification of its estimates of reserves since 1996. PEMEX has established certain internal controls in connection with the preparation of its proved reserves estimates. Initially, teams of geoscientists from Pemex Exploration and Production’s exploration and exploitation business units (with each of these units covering several projects) prepare the reserves estimates, using different estimation processes for valuations relating to new discoveries and developed fields, respectively. Subsequently, the regional reserves offices collect these reserves estimates from the units and request that the
Gerencia de Certificación de Reservas de Hidrocarburos
, (Office of Hydrocarbon Reserves Certification), the central hydrocarbon reserves management body of Pemex Exploration and Production, review and certify such valuations and the recording of the related reserves. This internal certification process is undertaken in accordance with internal guidelines for estimating and classifying hydrocarbon reserves, which are based on the SEC’s rules and definitions.
The Office of Hydrocarbon Reserves Certification, which additionally oversees and conducts an internal audit of the above process, consists entirely of professionals with geological, geophysical, petrophysical and reservoir engineering backgrounds. The engineers who participate in PEMEX’s reserves estimation process are experienced in the following areas: reservoir numerical simulation; well drilling and completion; pressure, volume and temperature (PVT) analysis; analytical tools used in forecasting the performance of the various elements comprising the production system; and

design strategies in petroleum field development. Furthermore, all of PEMEX’s personnel have been certified by the
Secretaría de Educación Pública
(Ministry of Public Education), most have earned master’s degrees in areas of study such as petroleum engineering, geology and geophysical engineering and they possess an average of over fifteen years of professional experience.
In addition to this internal review process, Pemex Exploration and Production’s final reserves estimates are audited by independent engineering firms. Four independent engineering firms audited Pemex Exploration and Production’s estimates of proved reserves as of December 31, 2021 or January 1, 2022: DeGolyer and MacNaughton (“DeGolyer”), Ryder Scott Company L.P (“Ryder Scott”), GLJ LTD. (“GLJ”) and Sproule International Limited and Sproule México, S.A. de C.V. (which we refer to as “Sproule”), together, the “Independent Engineering Firms.” The reserves estimate reviewed by the Independent Engineering Firms totaled 89.0% of PEMEX’s estimated proved reserves. The remaining 11.0% of PEMEX’s estimated proved reserves consisted of reserves located, among others, in some fields related to exploration and production contracts, in which a corresponding third party is responsible for assessing the volume of reserves.
DeGolyer audited the reserves in the Cantarell, Ku Maloob Zaap, Bellota Jujo and Samaria Luna business units, GLJ audited the reserves in the Poza Rica Altamira, Abkatún Pol Chuc and Litoral de Tabasco business units, Sproule audited the reserves in the Cinco Presidentes and Macuspana Muspac business units and Ryder Scott audited the reserves in the Reynosa, Veracruz business units and the reserves of fields recently added to Pemex´s inventory reserves. The audits conducted by the Independent Engineering Firms consisted primarily of: (1) analysis of historical static and dynamic reservoir data provided by Pemex Exploration and Production; (2) construction or updating of the Independent Engineering Firms’ own static and dynamic reservoir characterization models of some of the fields; (3) economic analysis of the fields; and (4) review of Pemex Exploration and Production’s production forecasts and reserves estimates.
Since reserves estimates are, by definition, only estimates, they cannot be reviewed for the purpose of verifying exactness. Instead, the Independent Engineering Firms conducted a detailed review of Pemex Exploration and Production’s reserves estimates so that they could express an opinion as to whether, in the aggregate, the reserves estimates that Pemex Exploration and Production furnished were reasonable and had been estimated and presented in conformity with generally accepted petroleum engineering and evaluation methods and procedures.
All questions, including any suggested modifications to proved reserves estimates, that arose during the Independent Engineering Firms’ review process were resolved by Pemex Exploration and Production to the satisfaction of the Independent Engineering Firms. The Independent Engineering Firms have concluded that PEMEX’s estimated total proved oil and natural gas reserve volumes set forth in this report are, in the aggregate, reasonable and have been prepared in accordance with Rule 4-10(a) are consistent with international reserves reporting practice and are in accordance with the revised oil and gas reserves disclosure provisions of ASC Topic 932.
PEMEX´s total proved developed and undeveloped reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from field processing plants increased by 0.5% in 2021, from 6,041.0 million barrels on December 31, 2020 to 6,073.0 million barrels at December 31, 2021. Our proved developed reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from processing plants increased by 1.3% in 2021, from 3,603.4 million barrels on December 31, 2020 to 3,648.9 million barrels at December 31, 2021. The amount of our proved reserves of crude oil, condensate and liquefiable hydrocarbon reserves added in 2021 was enough to offset the level of production in 2021, which amounted to 697.1 million barrels of crude oil, condensates and liquefiable hydrocarbons.
Our total proved developed and undeveloped dry gas reserves increased by 0.8% in 2021, from 6,984.2 billion cubic feet at December 31, 2020 to 7,039.5 billion cubic feet on December 31, 2021. Our proved developed dry gas reserves increased by 0.3% in 2021, from 3,922.3 billion cubic feet on December 31, 2020 to 3,933.7 billion cubic feet at December 31, 2021. These increases were principally due to an increase in proved developed dry gas reserves of the Ixachi, Quesqui, Ku, Maloob, Madrefill, Teotleco, Xux and May fields. The amount of dry gas reserves added in 2021 was enough to offset the level of production in 2021, which amounted to 750.9 billion cubic feet of dry gas. Our proved undeveloped dry gas reserves increased by 1.4% in 2021, from 3,061.9 billion cubic feet at December 31, 2020 to 3,105.8 billion cubic feet on December 31, 2021. This increase was principally due to an increase in proved undeveloped dry gas reserves of the Quesqui, Tupilco Profundo, Teca, Homol and Cuitláhuac fields.
During 2021, our exploration activity in the shallow waters of the Gulf of Mexico and onshore regions resulted in six new discoveries of oil fields (Tekuani, Tlakati, Chawila, Kuun, Tum, Racemosa and Tupilco Profundo). In addition, extension activities in our Camatl field led to the incorporation of additional reserves. Together, these extensions and discoveries led to the incorporation approximately 68.0 million barrels of oil equivalent.
The following three tables of crude oil and dry gas reserves set forth PEMEX’s estimates of its proved reserves determined in accordance with Rule 4-10(a).

Summary of oil and gas
(1)
 proved reserves as of December 31, 2021
based on average fiscal year prices

	Crude oil and Condensates (2)	Dry Gas (3)
	(in millions of barrels)	(in billions of cubic feet)
Proved developed and undeveloped reserves:
Proved developed reserves	3,648.9	3,933.7
Proved undeveloped reserves	2,424.0	3,105.8

Total proved reserves	6,073.0	7,039.5

Note: Numbers may not total due to rounding.

(1)	PEMEX does not currently produce synthetic oil or synthetic gas, or other natural resources from which synthetic oil or synthetic gas can be produced.
(2)	Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(3)
Reserve volumes reported in this table are volumes of dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.

Source: Pemex Exploration and Production.
Crude oil and condensate reserves
(including natural gas liquids)
(1)

	2021	2020	2019
Proved developed and undeveloped reserves:
At December 31	6,041	5,961	5,786
Revisions (2)	565	651	784
Extensions and discoveries	115	97	78
Production	(697)	(695)	(688)
Farm outs & transfer to exploration and production contracts (CEE) & transfer of fields due to NHC bidding process	49	27	—

At December 31	6,073	6,041	5,961

Proved developed reserves at December 31	3,649	3,603	3,585
Proved undeveloped reserves at December 31	2,424	2,438	2,376
Note: Numbers may not total due to rounding.

(1)	Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(2)
Revisions include positive and negative changes due to new data from well drilling, revisions made when a ctua
l reservoir performance differs from expected performance and changes in hydrocarbon prices.

Source: Pemex Explor
ation and Production
.
Dry gas reserves

	2021	2020	2019

	(in billions of cubic feet)
Proved developed and undeveloped reserves:
At December 31	6,984	6,352	6,370
Revisions (1)	195	1,240	656
Extensions and discoveries	590	176	196
Production (2)	(751)	(819)	(870)

Farm outs & transfer to exploration and production contracts (CEE) & transfer of fields due to NHC bidding process	21	35	—

At December 31	7,040	6,984	6,352

Proved developed reserves at December 31	3,934	3,922	3,609
Proved undeveloped reserves at December 31	3,106	3,062	2,743
Note: Numbers may not total due to rounding.

(1)
Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.

(2)
Production refers here to dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.

Source: Pemex Exploration and Production.
Pemex Exploration and Production’s reserve-replacement ratio, or RRR, for a given period is calculated by dividing the sum of proved reserves additions due to discoveries, developments, delineations and revisions by that period’s total production. During 2021, we obtained an increase of 884.1 million barrels of oil equivalent of proved reserves as aggregated from discoveries, revisions, delimitations and development and production, which represents a RRR of 105.1%. PEMEX’s 2021 RRR is quiet similar improvement as compared to 2020, when the RRR was 119.7%. PEMEX expect to continue obtaining values of this index of about 100 percent, as in the recent years.
PEMEX’s reserves production ratio, which is presented in terms of years, is calculated by dividing the estimated remaining reserves at the end of the relevant year by the total production of hydrocarbons for that year. As of December 31, 2021, this ratio is 8.8 years for proved reserves which remain steady than RRP of 2020.

F.	Standardized measure of discounted future net cash flows related to proved oil and gas reserves (unaudited)
The standardized measure tables presented below relate to proved oil and gas reserves excluding proved reserves scheduled to be produced after the year 2047. This measure is presented in accordance with ASC Topic 932.
Estimated future cash inflows from production are computed by applying average prices of oil and gas on the first day of each month of 2021. Future development and production costs are those estimated future expenditures needed to develop and produce the year-end estimated proved reserves after a net cash flows discount factor of 10%, assuming constant year-end economic conditions.

Future tax expenses are computed by applying the appropriate year-end statutory tax rates with consideration of the tax rates of the new fiscal regime for Pemex Exploration and Production already legislated for 2021 to the future pre-tax net cash flows related to PEMEX’s proved oil and gas reserves.
The estimated future payment of taxes was calculated based on the latest fiscal regime applicable by decree to Pemex Exploration and Production, published in the Official Gazette of the Federation on December 9, 2019.
The standardized measure provided below represents a comparative benchmark value rather than an estimate of expected future cash flows or fair market value of PEMEX’s production rights. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of development expenditures, including many factors beyond the control of the producer. Accordingly, reserve estimates may be materially different from the quantities of crude oil and natural gas that are ultimately recovered.
Standardized measure of discounted future net cash flows as of December 31

	2021	2020	2019

	(in millions of U.S. dollars)
Future cash inflows	371,331	201,777	330,286
Future production costs (excluding profit taxes)	(146,062)	(109,064)	(114,782)
Future development costs	(24,183)	(23,631)	(37,540)

Future cash flows before tax	201,085	69,082	177,964

Future production and excess gains taxes	(146,416)	(73,122)	(134,175)

Future net cash flows	54,669	(4,040)	43,790

Effect of discounting net cash flows by 10%	(18,442)	(3,359)	(18,807)

Standardized measure of discounted future net cash flows	36,226	(681)	24,983

Note: Table amounts may not total due to rounding.
To comply with ASC Topic 932, the following table presents the aggregate standardized measure changes for each of the last three years and significant sources of variance:
Changes in standardized measure of discounted future net cash flows

	2021	2020	2019

	(in millions of U.S. dollars)
Sales of oil and gas produced, net of production costs	(34,600)	(16,968)	(29,530)
Net changes in prices and production costs	84,233	(39,509)	73,278
Extensions and discoveries	1,583	1,426	1,658
Development cost incurred during the year	4,755	4,654	4,281
Changes in estimated development costs	(5,675)	(10,019)	3,341
Reserves revisions and timing changes	26,205	5,808	(19,615)
Accretion of discount of pre-tax net cash flows	2,220	5,929	(9,305)
Net changes in production and excess gains taxes	(41,813)	23,015	(25,343)

Aggregate change in standardized measure of discounted future net cash flows	36,907	(25,664)	(1,235)

Standardized measure:
As of January 1	(681)	24,983	26,218
As of December 31	36,226	(681)	24,983

Change	36,907	(25,664)	(1,235)

Note: Table amounts may not total due to rounding.
In computing the amounts under each factor of change, the effects of variances in prices and costs are computed before the effects of changes in quantities. Consequently, changes in reserves are calculated at December 31 prices and costs.
The change in computed taxes includes taxes effectively incurred during the year and the change in future tax expense.